                                                                    EXHIBIT 99.3

                                                                  EXECUTION COPY
                                                                  --------------



================================================================================



                            STOCKHOLDERS' AGREEMENT



                            dated as of July 7, 1999


                                     among

                              ST. JOHN KNITS, INC.
                   ST. JOHN KNITS INTERNATIONAL, INCORPORATED
                           VESTAR/GRAY INVESTORS LLC
                            VESTAR/SJK INVESTORS LLC

                                      and

                    THE MEMBERS OF VESTAR/GRAY INVESTORS LLC
                                SIGNATORY HERETO



================================================================================

                                 TABLE OF CONTENTS


                                                                            Page

SECTION 1.  DEFINITIONS...................................................    1
     1.1   Defined Terms..................................................    1
     1.2   Other Definitional Provisions; Interpretation..................    7

SECTION 2.  VOTING AGREEMENTS.............................................    7
     2.1   Election of Directors..........................................    7
     2.2   Other Voting Matters...........................................   10

SECTION 3.  TRANSFERS.....................................................   10
     3.1   Transfers to be Made Only as Permitted or Required
             by this Agreement............................................   10
     3.2   Initiation of a Rule 144 Sale..................................   10
     3.3   Permitted Transfers............................................   10
     3.4   Effect of Void Transfers.......................................   11
     3.5   Legend on Securities...........................................   11
     3.6   Tag-Along Rights...............................................   12
     3.7   Drag-Along Rights..............................................   13
     3.8   Rights of First Refusal........................................   14
     3.9   Public Offerings, etc. ........................................   15
     3.10  Individual Private Sale........................................   15
     3.11  Liquidity Right................................................   15
     3.12  Certain Limitations on the Parent's Obligations
             to Purchase Shares...........................................   17

SECTION 4.  REGISTRATION RIGHTS...........................................   18
     4.1   Demand Registration............................................   18
     4.2   Incidental Registration........................................   20
     4.3   Registration Procedures........................................   22
     4.4   Underwritten Offerings.........................................   26
     4.5   Preparation; Reasonable Investigation..........................   27
     4.6   Limitations, Conditions and Qualifications to
             Obligations under Registration Covenants.....................   27
     4.7   Expenses.......................................................   28
     4.8   Indemnification................................................   29
     4.9   Participation in Underwritten Registrations....................   31
     4.10  Rule 144.......................................................   31
     4.11  Holdback Agreements............................................   31

SECTION 5.  MISCELLANEOUS.................................................   32
     5.1   Additional Securities Subject to Agreement.....................   32
     5.2   Effectiveness of Agreement.....................................   32
     5.3   Termination....................................................   32

                                                                            Page
                                                                            ----
     5.4   Injunctive Relief..............................................   32
     5.5   Other Stockholders' Agreements.................................   32
     5.6   Amendments.....................................................   32
     5.7   Successors, Assigns and Transferees............................   33
     5.8   Notices........................................................   33
     5.9   Integration....................................................   34
     5.10  Severability...................................................   34
     5.11  Counterparts...................................................   34
     5.12  Governing Law, etc. ...........................................   34
     5.13  Management Stockholders........................................   34
     5.14  Gray Representative............................................   35
     5.15  Covenant Not to Compete; Confidential Information..............   35
     5.16  Applicability of Provisions....................................   38
     5.17  Submission to Jurisdiction; Waiver of Jury Trial...............   38

     STOCKHOLDERS' AGREEMENT, dated as of July 7, 1999, among St. John Knits, Inc., a California corporation (the "Company"), St. John Knits International,
                                     -------
Incorporated, a Delaware corporation (the "Parent"), Vestar/Gray Investors LLC,
                                           ------
a Delaware limited liability company (the "LLC"), Vestar/SJK Investors LLC, a
                                           ---
Delaware limited liability company ("Vestar"), and the parties listed on the
                                     ------
signature pages hereto as Robert E. Gray, Marie Gray, Kelly A. Gray, Gray Family Trust and Kelly Ann Gray Trust (each a "Gray Stockholder" and, collectively, the
                                        ----------------
"Gray Stockholders") and together with the LLC or, to the extent the LLC is no
 -----------------
longer in existence and this Agreement remains in effect, Vestar and the Gray Stockholders, and their respective Permitted Transferees, the "Stockholders."
                                                               ------------


                             W I T N E S S E T H :
                             -------------------


     WHEREAS, as of the Closing Date (as defined below), the LLC, the Gray Stockholders and certain other members of the senior management of the Parent other than the Gray Stockholders (the "Management Stockholders"), are the
                                       -----------------------
holders, in the aggregate, of approximately 93% of the issued and outstanding capital stock of the Parent and other outstanding securities exercisable or exchangeable for or convertible into voting stock of the Parent; and

     WHEREAS, the parties hereto wish to enter into certain agreements with respect to the holdings by the Stockholders and their respective permitted transferees of capital stock of the Parent and securities exercisable or exchangeable for or convertible into capital stock of the Parent;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound hereby, the parties hereto agree as follows:

     SECTION 1.  DEFINITIONS

     1.1  Defined Terms.  As used in this Agreement, terms defined in the
          -------------
preamble and the recitals shall have their respective assigned meanings, and the following capitalized terms shall have the meanings ascribed to them below:

     "Acquisition Merger" shall have the meaning set forth in the Merger
      ------------------
     Agreement.

     "Additional Demand Registrations" shall have the meaning set forth in
      -------------------------------
     Section 4.1(c).

     "Affiliate" shall mean, (a) with respect to any Person, (i) any Person that
      ---------
     directly or indirectly controls, is controlled by or is under common control with, such Person, or (ii) any director, officer, partner, member or employee of such Person or any Person specified in clause (i) above, or
     (iii) any Immediate Family Member of such Person or any Person specified in clause (i) or (ii) above; and (b) shall also include, with respect to any Person who is an individual, a trust the beneficiaries of which, or a corporation or partnership the stockholders or limited or general partners of which, include only such individual and such individual's Immediate Family Members. Notwithstanding the foregoing, the LLC will not be deemed to be an Affiliate of any Person.

           "Agreement" shall mean this Stockholders' Agreement, as the same may
             ---------
     be  amended, supplemented, modified or restated from time to time.

           "Allocated Shares" shall have the meaning set forth in the LLC
            ----------------
     Agreement.

           "beneficial owner" or "beneficial ownership" shall have the meaning
            ----------------      ---------  ---------
     set forth in Rule 13d-3 under the Exchange Act.

            "Board of Directors" shall mean, unless otherwise specified
             ------------------
     hereunder, the Board of Directors of the Parent.

             "Business Day" shall mean a day which is not a Saturday, Sunday or
              ------------
     other day on which banks in New York, New York or Los Angeles, California are closed.

             "By-Laws" shall mean the By-Laws of the Parent as in effect on the
              -------
     date hereof, as the same may be amended from time to time in accordance with the terms thereof and hereof.

          "Cause" shall mean (i) wilful malfeasance or wilful misconduct by a
           -----
     director in connection with the performance of his duties as such, (ii) the commission by a director of (a) any felony or (b) a misdemeanor involving moral turpitude or (iii) a determination by a court of competent jurisdiction in the United States that such director, as such or in any other capacity (whether or not relating to the Parent), breached a fiduciary duty owed by him or her to another Person.

          "Certificate of Incorporation" shall mean the Certificate of
           ----------------------------
     Incorporation of the Parent as in effect on the date hereof, as the same may be amended from time to time in accordance with the terms thereof and hereof.

          "Closing Date" shall mean the date of the closing of the Acquisition
           ------------
     Merger.

          "Common Stock" shall mean the common stock, par value $.01 per share,
           ------------
     of the Parent.

          "Common Stock Equivalents" shall mean any warrants, rights, calls,
           ------------------------
     options or other securities exchangeable or exercisable for or convertible into Common Stock.

          "Common Stock Request" shall have the meaning set forth in Section
           --------------------
     4.1(a).

          "Company Names" shall have the meaning set forth in Section
           -------------
     5.15(a)(ii).

          "Competing Business" shall have the meaning set forth in Section
           ------------------
     5.15(a)(i).

          "Confidential Information" shall have the meaning set forth in Section
           ------------------------
     5.15(a)(iii).

          "Custody Agreement and Power of Attorney" shall have the meaning set
           ---------------------------------------
     forth in Section 4.2(c).

          "Default Shares" shall have the meaning set forth in Section 3.12.
           --------------

          "Delay Notice" shall have the meaning set forth in Section 3.12.
           ------------

          "Delayed Purchase" shall have the meaning set forth in Section 3.12.
           ----------------

          "Effective Time of the Acquisition Merger" shall have the meaning set
           ----------------------------------------
     forth in the Merger Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
     amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

           "Fair Market Value" shall mean, as of any date (the "Valuation
            -----------------                                   ---------
     Date"), with respect to each share of Common Stock, prior to a Public
     ----
     Offering, the fair market value thereof, disregarding any discount for minority interest or marketability of shares, as determined by an independent appraiser, accountant or investment banking firm (the "Initial Appraiser") selected by the Board of Directors of the Parent (and compensated by the Parent) (the "Initial Determination"); provided, that if
                                      ---------------------    --------
     the selling Gray Employee(s) disagree(s), in good faith, with the Initial Determination, such selling Gray Employee(s) shall promptly notify the Parent of such disagreement, in which event an independent appraiser, accountant or investment banking firm (the "Second Appraiser") selected by
                                                 ----------------
     the selling Gray Employee(s) shall make a determination of the fair market value thereof, disregarding any discount for minority interest or marketability of shares (the "Second Determination"), and if the Second
                                   --------------------
     Determination is (i) not at least 110% of the Initial Determination, "Fair
                                                                           ----
     Market Value" shall be the average of the Initial Determination and the
     ------------
     Second Determination and the selling Gray Employee(s) shall pay the cost of the Second Determination or (ii) 110% of the Initial Determination or greater, an independent appraiser, accountant or investment banking firm (the "Third Appraiser"; the Second and Third Appraisers shall not be
           ---------------
     permitted to see or otherwise have access to, or be informed of, the results of the Initial Determination and the Second Determination, as applicable, or any component of either appraiser's analysis that led to its conclusions and each of the Parent and the Gray Employees agrees to comply with the foregoing provision) jointly agreed upon and selected by the Initial Appraiser and the Second Appraiser shall make a determination of the fair market value thereof, disregarding any discount for minority interest or marketability of shares (the "Third Determination"), and if the
                                               ----- -------------
     Third

     Determination (i) falls within the range of values that is between the Lower Appraised Amount (as defined below) and the Higher Appraised Amount (as defined below), "Fair Market Value" shall be the Third Determination
                          -----------------
     and the Parent and the selling Gray Employee(s) shall split the cost of the Second Appraiser and the Third Appraiser, or (ii) is below the Lower Appraised Amount, "Fair Market Value" shall be the Lower Appraised Amount
                        -----------------
     and the selling Gray Employee(s) shall pay the cost of the Second Appraiser and the Third Appraiser; or (iii) is above the Higher Appraised Amount, "Fair Market Value" shall be the Higher Appraised Amount and the Parent
      -----------------
     shall pay the cost of the Second Appraiser and the Third Appraiser. Subsequent to a Public Offering, the term "Fair Market Value" shall mean
                                                -----------------
     the price per share equal to the average of the last sales price of Common Stock on each of the last thirty trading days prior to the Valuation Date (the "Repurchase Calculation Period") on each exchange on which the Common
           -----------------------------
     Stock may at the time be listed or, if there shall have been no sales on any of such exchanges during the Repurchase Calculation Period, the average of the closing bid and asked prices on each such exchange on each day during the Repurchase Calculation Period or, if there are no such bid and asked prices during the Repurchase Calculation Period on the next preceding five dates on which such bid and asked prices occurred or, if the Common Stock shall not be so listed, the average of the closing sales prices as reported by Nasdaq during the Repurchase Calculation Period in the over-the-counter market. As used herein, "Lower Appraised Amount" means the lower of the Initial Determination and the Second Determination and "Higher Appraised Amount" means the higher of the Initial Determination and the Second Determination.

           "Family Group" shall have the meaning set forth in Section 3.3.
            ------------

           "Financing Default" shall mean an event which constitutes (or which
            -----------------
     with notice or lapse of time or both would constitute) an event of default (which event of default has not been cured or waived) under any of the following as originally entered into or as they may be amended from time to time: (i) any agreement under which an amount of indebtedness of the Parent or the Company in excess of $5,000,000 is outstanding as of the time of the aforementioned event, and any extensions, renewals, refinancings or refundings thereof in whole or in part; (ii) any provision of the Parent's or the Company's or any of their subsidiaries' certificates of incorporation as in effect on the Closing Date; (iii) any amendment of, supplement to or other modification of any of the instruments referred to in clauses (i) or (ii) above; and (iv) any of the securities issued pursuant to or whose terms are governed by the terms of any of the agreements set forth in clauses (i) and (ii) above, and any extensions, renewals, refinancings or refundings thereof in whole or in part.

           "Governmental Authority" shall mean any nation or government, any
            ----------------------
     state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

           "Gray Employees" shall have the meaning set forth in Section 3.11(a).
            --------------

           "Gray Preferred Stock" shall have the meaning set forth in Section
            --------------------
     3.12.

           "Gray Representative" shall have the meaning set forth in Section
            -------------------
     5.14.

           "Gray Stockholders" shall have the meaning set forth in the preamble
            -----------------
     hereto.

           "Immediate Family Member" shall mean, with respect to any Person, a
            -----------------------
     spouse, parent, child or sibling of such Person.

           "Liquidity Closing" shall have the meaning set forth in Section
            -----------------
     3.11(c).

           "Liquidity Event" shall have the meaning set forth in Section
            ---------------
     3.11(a).

           "Liquidity Notice" shall have the meaning set forth in Section
            ----------------
     3.11(c).

           "LLC" shall have the meaning set forth in the preamble.
            ---

           "LLC Agreement" shall mean that certain limited liability company
            -------------
     agreement, as amended and restated as of the date hereof among Vestar, the Parent and certain other parties set forth in Schedule 1 thereto.

           "Majority Selling Stockholders" shall have the meaning set forth in
            -----------------------------
     Section 4.7.

           "Management Stockholders" shall have the meaning set forth in the
            -----------------------
     preamble hereto.

           "Management Stockholders' Agreement" shall have the meaning set forth
            ----------------------------------
     in Section 5.13.

           "Merger Agreement" shall mean the Agreement and Plan of Merger dated
            ----------------
     as of February 2, 1999 among the Company, the Parent, SJKAcquisition, Inc. and Pearl Acquisition Corp., as the same may be amended, supplemented or otherwise modified from time to time.

           "NASD" shall mean the National Association of Securities Dealers,
            ----
     Inc.

           "90 Day Period" shall have the meaning set forth in Section 4.1(e).
            -------------

           "Noncompete Period" shall have the meaning set forth in Section
            -----------------
     5.15(a)(i).

           "Offer" shall have the meaning set forth in Section 3.8.
            -----

           "Offeree" shall have the meaning set forth in Section 3.8.
            -------

           "Offeror" shall have the meaning set forth in Section 3.8.
            -------

           "Parent" shall have the meaning set forth in the preamble hereto.
            ------

           "Permitted Transferee" shall have the meaning set forth in Section
            --------------------
     3.3.

           "Person" shall mean any individual, company, joint venture,
            ------
     corporation, partnership, limited liability company, trust, unincorporated organization or government or any department or agency thereof.

           "Post Offering Purchase" shall have the meaning set forth in Section
            ----------------------
     4.1(e).

           "Public Offering" shall mean the sale of Common Stock to the public
            ---------------
     pursuant to an effective registration statement filed under the Securities Act, which results in an active trading market in such securities (it being understood that such an active trading market shall be deemed to exist if, without limitation, such securities are listed on a national securities exchange or on the NASDAQ National Market).

           "Requesting Common Stockholder" shall have the meaning set forth in
            -----------------------------
     Section 4.1(a).

           "Restricted Group" shall have the meaning set forth in Section
            ----------------
     5.15(a)(i).

           "Rule 144 Request" shall have the meaning set forth in Section 3.2.
            ----------------

           "Sale Notice" shall have the meaning set forth in Section 3.8.
            -----------

           "SEC" shall mean the Securities and Exchange Commission or any other
            ---
     federal agency at the time administering the Securities Act or the Exchange Act.

           "Securities" shall mean shares of Common Stock or Common Stock
            ----------
      Equivalents, whether owned on the date hereof or hereafter acquired, including shares acquired by the Gray Stockholders or by Vestar as a result of the termination of the LLC Agreement and shares acquired by the Gray Stockholders upon exercise of options to acquire shares of Common Stock.

           "Securities Act" shall mean the Securities Act of 1933, as amended.
            --------------

           "Selling Stockholders" shall have the meaning set forth in Section
            --------------------
      4.3(c).

           "Stockholders" shall have the meaning set forth in the preamble
            ------------
      hereto.

           "Tagging Stockholder" shall have the meaning set forth in Section
            -------------------
      3.6(a).

           "Third Party" shall mean any Person other than the Stockholders,
            -----------
     Parent, the Company and their respective Affiliates.

           "Transfer" shall mean any sale, assignment, transfer, pledge or other
            --------
     encumbrance or disposition of any Securities or any interest therein, whether pursuant to a registration or otherwise.

           "Transferring Stockholder" shall have the meaning set forth in
            ------------------------
     Section 3.6(a).

           "Vestar" shall have the meaning set forth in the preamble hereto.
            ------

           1.2  Other Definitional Provisions; Interpretation.  (a) The words
                ----------------------------------------------
     "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified; and the words "including", "includes" and "included" shall be deemed followed by the words "without limitation".

           (b) The headings in this Agreement are included for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement.

           (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

           (d) For purposes of comparing the beneficial ownership of any Person on the date of execution and delivery of this Agreement to the level of such ownership at any later time, the level of ownership on such later date shall be adjusted to eliminate the effect of any subdivision of the Common Stock, any combination of the Common Stock, any issuance of Common Stock or Common Stock Equivalents by reason of any reclassification (including any reclassification in connection with a merger or consolidation) or any dividend payable in Common Stock or Common Stock Equivalents.

           SECTION 2.  VOTING AGREEMENTS

           2.1 Election of Directors.  (a) Subject to Section 2.1(f), each
               ----------------------
     Stockholder hereby agrees that so long as this Agreement shall remain in effect, such Stockholder will vote all of the voting Securities owned or held of record by such Stockholder so as to elect and, during such period, to continue in office a Board of Directors of the Parent and the Company consisting solely of 5 designees of the LLC, as such number may be reduced from time to time pursuant to the terms of the LLC Agreement.

           (b) Subject to Section 2.1(g), if at any time during the period specified in paragraph (a) above the LLC shall notify the Parent and the other Stockholders of its desire to remove, with or without Cause, any director of the Parent previously designated by it, the Stockholders shall vote all of the voting Securities owned or held of record by them so as to remove such director.

           (c) Subject to Section 2.1(h), if at any time during the period specified in paragraph (a) above, any director previously designated by the LLC ceases to serve on the Board of Directors of the Parent or the Company (whether by reason of death, resignation, removal or otherwise), the LLC shall be entitled to designate a successor director to fill the vacancy created thereby, and the Parent shall use its best efforts to cause such successor to become a director of the Parent or the Company, as the case may be, and each Stockholder agrees that such Stockholder will vote all of the voting Securities owned or held of record by such Stockholder so as to elect any such director.

           (d) Subject to Section 2.1(i), the parties hereto hereby acknowledge that any individual designated as a director of the Parent or the Company may be removed for Cause pursuant to the Parent's (or the Company's) by-laws and applicable law with or without the consent of the LLC. No such removal of an individual designated pursuant to this Section 2.1 shall affect any of the LLC's rights to designate a different individual pursuant to this Section 2.1.

           (e) No fees shall be paid by the Parent or any of its subsidiaries to any member of the Board of Directors in his capacity as such; provided that
                                                                   --------
     the foregoing shall not limit reimbursement of expenses in accordance with the expense reimbursement policy of the Parent and its subsidiaries; and provided, further, that it is understood that the Parent shall pay Vestar
     --------  -------
     Capital Partners, an affiliate of Vestar, an advisory fee in the amount of $500,000 per year pursuant to an advisory agreement to be entered into between the Parent and Vestar Capital Partners.

           (f) In the event of the dissolution of the LLC, each Stockholder hereby agrees that so long as this agreement shall remain in effect, such Stockholder will vote all of the voting Securities owned or held of record by such Stockholder so as to elect and, during such period, to continue in office a Board of Directors of the Parent and the Company, each consisting solely of the following:

               (i) 3 designees of Vestar (so long as Vestar and its Affiliates beneficially own not less than one-half (1/2) of the number of shares of Common Stock that were allocated to Vestar pursuant to the LLC Agreement as of the date of the LLC Agreement) or, if the foregoing condition is not satisfied, 2 designees of Vestar (so long as Vestar and its Affiliates beneficially own not less than one-third (1/3) of the number of shares of Common Stock that were allocated to Vestar pursuant to the LLC Agreement as of the date of the LLC Agreement) or, if the foregoing condition is not satisfied, 1 designee of Vestar (so long as Vestar and its Affiliates beneficially own not less than one-tenth (1/10) of the number of shares of Common Stock that were allocated to Vestar pursuant to the LLC Agreement as of the date of the LLC Agreement); provided, however, that so long as the Gray Representative has the right to appoint at least 1 designee and Vestar (and its Affiliates) beneficially owns more shares of Common Stock than the

                   Gray Stockholders (and their Permitted Transferees), Vestar shall have the right to appoint at least as many designees as the Gray Stockholders; and

              (ii) 2 designees of the Gray Representative (so long as the Gray
                   Stockholders and their Affiliates beneficially own not less than one-half (1/2) of the number of shares of Common Stock that were allocated to the Gray Stockholders pursuant to the LLC Agreement as of the date of the LLC Agreement) or, if the foregoing condition is not satisfied, 1 designee of the Gray Representative (so long as the Gray Stockholders and their Affiliates beneficially own not less than one-fifth (1/5) of the number of shares of Common Stock that were allocated to the Gray Stockholders pursuant to the LLC Agreement as of the date of the LLC Agreement).

           (g) In the event of the dissolution of the LLC, if at any time during the period specified in paragraph (f) above, Vestar or the Gray Stockholders shall notify the other Stockholders of its or their desire to remove, with or without Cause, any director of the Parent or of the Company previously designated by it or them (whether pursuant to this Agreement or the LLC Agreement), each other Stockholder shall vote all of the voting Securities owned or held of record by such Stockholder so as to remove such director.

           (h) In the event of the dissolution of the LLC, if at any time during the period specified in paragraph (f) above, any director previously designated by Vestar or the Gray Stockholders ceases to serve on the Board of Directors of the Parent or the Company (whether by reason of death, resignation, removal or otherwise), the Stockholders who designated such director (whether pursuant to this Agreement or the LLC Agreement) shall be entitled to designate a successor director to fill the vacancy created thereby, and the Parent shall use its best efforts to cause such successor to become a director of the Parent or the Company, as the case may be, and each Stockholder agrees that such Stockholder will vote all of the voting Securities owned or held of record by such Stockholder so as to elect any such director.

           (i) In the event of the dissolution of the LLC, the parties hereto hereby acknowledge that any individual designated as a director of the Parent or of the Company (whether pursuant to this Agreement or the LLC Agreement) may be removed for Cause pursuant to the Parent's (or the Company's) by-laws and applicable law with or without the consent of the Stockholder which designated such individual. No such removal of an individual designated pursuant to this
Section 2.1 shall affect any of the Stockholders' rights to designate a different individual pursuant to this Section 2.1.

           2.2 Other Voting Matters.  Each Stockholder hereby agrees that, so
               --------------------
long as this Agreement shall remain in effect and (a) Vestar and its Affiliates, whether through the LLC or otherwise, beneficially own Securities representing not less than 50% of the Securities held by them on the date of the LLC Agreement and (b) either the LLC, or Vestar and the Grays and their respective Affiliates, beneficially own, in the aggregate, Securities representing not less than 25% of the voting power of Parent, such Stockholder will vote all of the Securities owned or held of record by such Stockholder to ratify, approve and adopt any and all actions adopted or approved by the Board of Directors of the Parent.

           SECTION 3.  TRANSFERS

           3.1 Transfers to be Made Only as Permitted or Required by this
               ----------------------------------------------------------
Agreement. Until the earlier to occur of (i) a Public Offering and (ii) the
---------
fifth anniversary of the date hereof, the Gray Stockholders may not, directly or indirectly, make a Transfer, except as specifically permitted or required by this Section 3; any other purported transfer shall be void and of no effect. Vestar may make a Transfer at any time subject only to the restrictions contained in this Section 3, provided that the Transferee agrees in writing to be bound by this Agreement as if the Transferee was the Transferring Stockholder. Each Stockholder hereby agrees that, except for Transfers effected pursuant to an effective registration statement filed under the Securities Act, no Transfer other than to a Permitted Transferee shall occur unless the Parent has been furnished with an opinion in form and substance reasonably satisfactory to the Parent of counsel reasonably satisfactory to the Parent that such Transfer is exempt from the provisions of Section 5 under the Securities Act.

           3.2 Initiation of a Rule 144 Sale.  After a Public Offering, any
               -----------------------------
Stockholder may request that all or any portion of the shares of Common Stock of such Stockholder be the subject of a Transfer by the Parent in accordance with Rule 144 under the Securities Act (a "Rule 144 Request"). A Rule 144 Request
                                      ----------------
shall specify the number of shares of Common Stock that is subject to such request. Any Transfer proposed to be made pursuant to this Section 3.2 (i) shall be subject in all respects to compliance by the Stockholder with the provisions of Rule 144, (ii) shall be subject to interruption and termination as a result of any registration of securities by Parent, regardless of whether initiated pursuant to this Agreement and (iii) in the event such Transfer is proposed to be made by a Gray Stockholder employed by the Parent or so long as the Gray Stockholders have the right to designate directors, shall be subject to interruption and termination for any of the reasons set forth in Section 9.1(d) of the LLC Agreement.

           3.3 Permitted Transfers.  The Gray Stockholders may transfer the
               -------------------
shares of Common Stock beneficially owned by them to (i) their respective beneficiaries, spouses, parents or descendants or any executor, estate, trustee of the Gray Family Trust or the Kelly Gray Trust (as applicable), guardian, committee, trustee or other fiduciary acting as such on behalf or for the benefit of any such spouse, parent or descendant (the Gray Stockholders' "Family
                                                                          ------
Group") or (ii) any trust, corporation, partnership or limited liability
-----
company, all of the beneficial interests in which shall be held, directly or indirectly, by the Gray Stockholders and/or one or more of the Family Group of the Gray Stockholders; provided, however, that during the period that any such
                       --------  -------
trust, corporation, partnership or limited liability company holds any right, title or interest in any shares of Common Stock, no person other than the Gray Stockholders or the Family Group of the Gray Stockholders may be or become beneficiaries, stockholders or general partners or members thereof. No transfer pursuant to this Section 3.3 shall be valid unless the transferee agrees in writing (in form and substance reasonably satisfactory to the Parent and Vestar) to be bound by this Agreement as if the transferee were the transferring Stockholder. A transferee under Section 3.1, 3.2 or 3.3 is referred to as a

"Permitted Transferee."  Any Transfer by the LLC of any or all
 --------------------
of the Allocated Shares of (a) Vestar to Vestar, to Vestar Capital Partners III, L.P. or to the partners or members of Vestar (including a distribution of such Securities to Vestar's partners or members upon a liquidation of Vestar or otherwise) shall be deemed to be a Transfer to Affiliates of Vestar for purposes of this Section 3 and (b) any of the Gray Stockholders to any Immediate Family Member of the Gray Stockholders or any other member of its Family Group shall be permitted under this Section 3.3 so long as the transferee agrees in writing (in form and substance reasonably satisfactory to the Parent and Vestar) to be bound by this Agreement as if the transferee were the transferring Stockholder.

           3.4 Effect of Void Transfers.  In the event of any purported Transfer
               ------------------------
of any Securities in violation of the provisions of this Agreement, such purported Transfer shall be void and of no effect and the Parent shall not give effect to such Transfer.

           3.5 Legend on Securities.  Each certificate representing Securities
               --------------------
issued to any Stockholder shall bear the following legend on the face thereof:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT AMONG ST. JOHN KNITS, INC., ST. JOHN KNITS INTERNATIONAL, INCORPORATED AND THE OTHER STOCKHOLDER PARTIES THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE PARENT. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF ST. JOHN KNITS INTERNATIONAL, INCORPORATED HAS BEEN FURNISHED WITH AN OPINION REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO ST. JOHN KNITS INTERNATIONAL, INCORPORATED THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT, INCLUDING RESTRICTIONS RELATING TO THE EXERCISE OF ANY VOTING RIGHTS GRANTED BY THE SECURITIES."

           3.6 Tag-Along Rights.  (a) So long as this Agreement shall remain in
               ----------------
     effect and Vestar (and its Affiliates) beneficially owns more shares of Common Stock than the Gray Stockholders and their Permitted Transferees, unless a Public Offering shall have occurred, with respect to any proposed Transfer by Vestar or any of its Affiliates' (in such capacity, a

     "Transferring Stockholder") of Common Stock (excluding any Transfers by
      ------------------------
     Vestar to its Affiliates), the Transferring Stockholder shall have the obligation, and each other Stockholder and its Permitted Transferees shall have the right (such Stockholder and its Permitted Transferees that exercise such right shall be referred to as a "Tagging Stockholder"), to
                                                    -------------------
     require the proposed transferee to purchase from such Tagging Stockholder a number of shares of Common Stock up to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of shares of Common Stock beneficially owned on a fully diluted basis and sought by such Tagging Stockholder to be included in the contemplated Transfer by (B) the sum of the aggregate number of shares of Common Stock beneficially owned on a fully diluted basis by the Transferring Stockholder and the aggregate number of shares of Common Stock beneficially owned on a fully diluted basis by such Tagging Stockholders and sought by all Tagging Stockholders to be included in the contemplated Transfer and (ii) the total number of shares of Common Stock proposed to be acquired by the transferee in the contemplated Transfer, and at the same price per share and upon the same terms and conditions (including, without limitation, time of payment and form of consideration) as to be paid and given to the Transferring Stockholder, provided that in order to be
                                            --------
     entitled to exercise its right to sell shares of Common Stock to the proposed transferee pursuant to this Section 3.6, a Tagging Stockholder must agree to make to the transferee the same representations, warranties, covenants, indemnities and agreements as the Transferring Stockholder agrees to make in connection with the proposed transfer of the shares of Common Stock of the Transferring Stockholder (except that in the case of representations and warranties pertaining specifically to the Transferring Stockholder, a Tagging Stockholder shall make the comparable representations and warranties pertaining specifically to itself, and except that in the case of covenants or agreements capable of performance only by certain Stockholders, such covenants or agreements shall be made only by such certain Stockholders); and provided, further, that all
                                             --------  -------
     representations, warranties, covenants, agreements and indemnities made by the Transferring Stockholder and the Tagging Stockholders pertaining specifically to themselves shall be made by each of them severally and not jointly; and provided, further, that each of the Transferring Stockholder
                  --------  -------
     and each Tagging Stockholder shall be severally (but not jointly) liable for breaches of representations, warranties, covenants and agreements of or (in the case of representations and warranties) pertaining to the Parent and its subsidiaries as the case may be, and for indemnification obligations arising out of or relating to any such breach or otherwise pertaining to the Parent and its subsidiaries, on a pro rata basis, such liability of each such Stockholder not to exceed such Stockholder's pro rata portion of the gross proceeds of the sale.

           (b) The Transferring Stockholder shall give notice to each other Stockholder and their Permitted Transferees of each proposed Transfer giving rise to the rights of the Tagging Stockholders set forth in the first sentence of Section 3.6(a) at least 30 days prior to the proposed consummation of such Transfer, setting forth the name of the Transferring Stockholder, the number of shares of Common Stock proposed to be so Transferred, the name and address of the proposed transferee, the proposed amount and form of consideration and other terms and conditions offered by the proposed transferee, and a representation that the proposed transferee has been informed of the tag-along rights provided for in this Section 3.6 and has agreed to purchase shares of Common Stock in accordance with the terms hereof. The tag-along rights provided by this Section 3.6 must be exercised by each Tagging Stockholder within 15 days following receipt of the notice required by the preceding sentence by delivery of a written notice to the Transferring Stockholder indicating such Tagging Stockholder's desire to exercise its rights and specifying the number of shares of Common Stock it desires to sell. If the proposed transferee fails to purchase shares of Common Stock from any Tagging Stockholder that has properly exercised its tag-along rights, then the Transferring Stockholder shall not be permitted to make the proposed Transfer, and any such attempted Transfer shall be void and of no effect.

           (c) If any of the Tagging Stockholders exercise their rights under
     Section 3.6(a), the closing of the purchase of the shares of Common Stock with respect to which such rights have been exercised shall take place concurrently with the closing of the sale of the Transferring Stockholder's shares of Common Stock. No Transfer shall occur pursuant to this Section
     3.6 unless the transferee shall agree to become a party to, and be bound to the same extent as its transferor by the terms of the Stockholders' Agreement.

           3.7 Drag-Along Rights.  So long as this Agreement shall remain in
               -----------------
effect and Vestar (and its Affiliates) beneficially owns more shares of Common Stock than the Gray Stockholders and their Permitted Transferees, if Vestar or any of its Affiliates receives an offer from a Third Party to purchase (whether pursuant to a sale of stock, a merger or otherwise) all, but not less than all, of the shares of Common Stock beneficially owned by Vestar and its Affiliates subject to this Agreement (other than shares, if any, not being purchased in order to preserve the availability of recapitalization accounting treatment) and such offer is accepted by Vestar or such Affiliate, then each Stockholder other than Vestar hereby agrees that it will, if requested by Vestar, Transfer all the shares of Common Stock owned by it to such Third Party on the terms of the offer so accepted by Vestar, including making the same representations, warranties, covenants, indemnities and agreements that Vestar agrees to make (except that, in the case of representations and warranties pertaining specifically to Vestar, each other Stockholder shall make the comparable representations and warranties pertaining specifically to itself, and except that, in the case of covenants or agreements capable of performance only by certain Stockholders, such covenants or agreements shall be made only by such certain Stockholders, and provided that all representations, warranties, covenants, agreements and indemnities made by the Stockholders pertaining specifically to themselves shall be made by each of them severally and not jointly and provided further that each Stockholder shall be severally (but not jointly) liable for breaches of representations, warranties, covenants and agreements of or (in the case of representations and warranties) pertaining to the Parent or its subsidiaries, and for indemnification obligations arising out of or relating to any such breach or otherwise pertaining to the Parent or its subsidiaries, on a pro rata basis, such liability of each such Stockholder not to exceed such Stockholder's pro rata portion of the gross proceeds of the sale.

           3.8 Rights of First Refusal.  Other than with respect to Transfers to
               -----------------------
be made in accordance with Section 3.10, if, at any time on or after the date hereof, any Stockholder (other than the LLC or Vestar or its Affiliates) or any of their respective Permitted Transferees (an "Offeree") receives a bona fide
                                               -------
offer to purchase any or all of its shares of Common Stock (the "Offer") (and,
                                                                 -----
pursuant to such Offer, such Stockholder could, without violating the terms of this Agreement, transfer the shares of Common Stock that are the subject of such Offer) from a Third Party (the "Offeror") which such Offeree wishes to accept,
                                -------
such Offeree shall cause the Offer to
be reduced to writing and shall notify the Parent in writing of its wish to accept the Offer (the "Sale Notice"). The Sale Notice shall contain an irrevocable offer to sell such shares of Common Stock to the Parent (in the manner set forth below) at a purchase price equal to the price contained in, and otherwise on the same terms and conditions of the Offer, and shall be accompanied by a true copy of the Offer (which shall identify the Offeror). At any time within 30 Business Days after the date of the receipt by the Parent of the Sale Notice, the Parent shall have the right and option to commit to purchase, or to arrange for one or more third parties designated by the Parent to purchase, all of the shares of Common Stock covered by the Offer either (i) for the same consideration and on the same terms and conditions as the Offer or
(ii) if the Offer includes any consideration other than cash, then, at the sole option of the Parent, at the equivalent all cash price, determined in good faith by a nationally recognized independent investment banking firm, and otherwise on the same terms and conditions as the Offer. If the option referred to in the preceding sentence is exercised, on or prior to the 30th Business Day after the date of receipt by the Parent of the Sale Notice, the Parent (or its designees) shall pay the relevant cash consideration by delivering a certified bank check or checks in (or, if the Offeree so elects at least three Business Days prior to the Closing Date in a writing specifying the Offeree's bank account and other wire transfer instructions, by wire transferring) the appropriate amount and shall deliver the relevant non-cash consideration to the Offeree against delivery to the Parent by the Offeree of certificates representing the shares of Common Stock being purchased, appropriately endorsed by the Offeree. If, at the end of the aforementioned 30 Business Day period, the Parent (or its designees) has not exercised its option in the manner set forth above, the Offeree may, during the succeeding 30 Business Day period, sell not less than all of the shares of Common Stock covered by the Offer to the Offeror at a price and on terms no less favorable to the Offeree than those contained in the Offer. Such Offeror shall agree in a writing in form and substance reasonably satisfactory to the Parent to become a party hereto and be bound to the same extent as the Offeree by the provisions hereof other than this Section 3.8. Promptly after such sale, the Offeree shall notify the Parent of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the Parent. If, at the end of 30 Business Days following the expiration of the 30 Business Day period for the Parent (or its designees) to commit to purchase the aforementioned shares of Common Stock, the Offeree has not completed the sale of such shares of Common Stock as aforesaid, all the restrictions on transfer contained herein shall again be in effect with respect to such shares of Common Stock.

           3.9 Public Offerings, etc.  The provisions of Sections 3.6, 3.7 and
               ----------------------
3.8 shall not be applicable to Transfers in a Public Offering or Transfers pursuant to Rule 144 under the Securities Act.

           3.10 Individual Private Sale. (A) The Stockholders (other than Vestar
                -----------------------
or its Affiliates) and their Permitted Transferees, after the earlier to occur of (i) a Public Offering and (ii) the fifth anniversary of the date hereof, may, and (B) Vestar, at any time, may, effect a Transfer of all or any portion of the shares of Common Stock beneficially owned by such Stockholder pursuant to any available exemption from the registration requirement under the Securities Act, subject to Section 3.1 and written agreement by the transferee (in form and substance reasonably satisfactory to Parent) to be bound by this Agreement as if the transferee were the transferring Stockholder. No Transfer of any such shares may be made unless such Stockholder delivers to the Parent an opinion of counsel stating, or other evidence satisfactory to the Parent, that registration of such shares is not required under the Securities Act, and such Transfer shall not violate applicable state securities or blue sky laws. Any such opinion of counsel shall be rendered by counsel and shall be in form and substance reasonably acceptable to the Parent, and all costs and expenses thereof shall be borne by the Parent.

           3.11 Liquidity Right.
                ---------------

           (a) Prior to a Public Offering, as long as this Agreement shall remain in effect, if Robert E. Gray ceases to serve as Chairman or Chief Executive Officer of the Company or the Parent, or the employment with the Company of any of Marie Gray or Kelly A. Gray (together with Robert E. Gray, the "Gray Employees") ceases for any reason (including, but not
                --------------
     limited to, a cessation under the circumstances set forth in Section 3.11(b) hereof) (a "Liquidity Event"), then such Gray Employee, such Gray
                         ---------------
     Employee's executor or estate, or the trustees of the Gray Family Trust or the Kelly Gray Trust shall have the right, subject to the provisions of
     Section 3.12 hereof, at any time, upon at least four business days' written notice, following the date of the cessation of the employment of such Gray Employee, to sell to the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons), and the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) shall be required to purchase (subject to the provisions of Section 3.12 hereof), all or part of the shares of Common Stock beneficially owned by such Gray Employee (or held by a trust of which such Gray Employee is a beneficiary) at a purchase price equal to the product of (x) the total number of shares of Common Stock being sold and
     (y) a price per share equal to the Fair Market Value as of the date of the Liquidity Notice (as defined below); provided, however, that during any 12-
                                          --------  -------
     month period, the Parent and the Company shall not, in the aggregate, be required to purchase pursuant to this Section 3.11(a) from all Gray Employees, in the aggregate, a number of shares of Common Stock having an aggregate Fair Market Value that exceeds $5 million less the amount of net proceeds received in respect of all shares sold by the Gray Employees during such 12-month period pursuant to Sections 3.10 and 3.11(b).

           (b) Prior to a Public Offering, as long as this Agreement shall remain in effect, in the event that any of the Gray Employees is terminated by the Parent or the Company without "Cause" or resigns from the Parent and the Company for "Good Reason", as such terms are defined in their current respective employment contracts with the Company, then such Gray Employee, such Gray Employee's executor or estate, or the trustees of the Gray Family Trust or the Kelly Gray Trust shall have the right, subject to Section 3.12 hereof and on the terms described in Section 3.11(c), to sell to the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) and the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) shall be required to purchase all or part of the shares of Common Stock beneficially owned by such Gray Employee (or held by a trust of which such Gray Employee is a beneficiary) at a purchase price equal to the product of
     (x) the total number of shares of Common Stock being sold and (y) a price per share equal to the Fair Market

     Value as of the date of the Liquidity Notice; provided, however, that the
                                                   --------  -------
     Parent and the Company shall not, in the aggregate, be required to purchase pursuant to this Section 3.11(b) during any 12-month period from all Gray Employees, in the aggregate, a number of shares of Common Stock greater than 25% of the aggregate number of shares of Common Stock beneficially owned by all such terminated or resigning Gray Employees (and held by any trusts of which any such Gray Employees are a beneficiary) on the date of their respective terminations or resignations less all shares of Common Stock sold by the Gray Employees during such 12-month period pursuant to Sections 3.10 and 3.11(a) hereof and Sections 9.9 and 9.13(a) and (b) of the LLC Agreement; provided, further, that if such Gray Employee so
                        --------  -------
     notifies the Parent pursuant to the first Liquidity Notice (or any subsequent Liquidity Notice) given by such Gray Employee pursuant to this
     Section 3.11(b), the Fair Market Value in respect of all shares of Common Stock beneficially owned by such Gray Employee (or held by a trust of which such Gray Employee is a beneficiary) for all subsequent sales to the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) by such Gray Employee pursuant to this Section 3.11(b) shall be deemed to be the Fair Market Value as of the date of such Liquidity Notice.

           (c) Each Gray Employee desiring to sell shares of Common Stock which may be sold pursuant to this Section 3.11 or Section 4.1(e) shall send at least four business days' written notice (the "Liquidity Notice") to the
                                                     ----------------
     Parent and Vestar stating its intention to sell shares and the number of shares to be sold. Subject to Section 3.12, the closing of the purchase (the "Liquidity Closing") shall take place at the principal office of the
           --------- -------
     Parent on the earlier to occur of (i) the 30th day after the giving of such notice by the selling Gray Employee, (ii) the determination of the Fair Market Value of the selling Gray Employee's shares of Common Stock pursuant to this Agreement and (iii) agreement between the selling Gray Employee and the Parent as to the Fair Market Value of the shares of Common Stock to be sold. If, after the issuance of a Liquidity Notice but before the Liquidity Closing associated with such a notice, a Public Offering occurs, neither the Parent nor the Company shall have any obligation whatsoever to purchase shares pursuant to this Section 3.11.

           3.12 Certain Limitations on the Parent's Obligations to Purchase
                -----------------------------------------------------------
Shares.  Notwithstanding anything to the contrary elsewhere herein, neither
------
the Parent nor the Company shall be obligated to purchase any shares of Common Stock at any time pursuant to Sections 4.1(e) or 3.11 hereof (a) to the extent that the purchase of such shares of Common Stock (together with any other purchases of shares pursuant to Sections 3.11 and 4.1(e)) would result (i) in a violation of any law, statute, rule, regulation, policy, order, writ, injunction, decree or judgment promulgated or entered by any federal, state, local or foreign court or governmental authority applicable to the Parent or any of its subsidiaries or any of its or their property or (ii) after giving effect thereto (including any dividends or other distributions or loans from a subsidiary of the Parent to the Parent in connection therewith), would result in a Financing Default, or (b) if immediately prior to such purchase there exists a Financing Default which prohibits such purchase (including any dividends or other distributions or loans from a subsidiary of the Parent to the Parent in connection therewith). The Parent shall, within 5 days of learning of any such fact, so notify (the "Delay Notice") the relevant Gray Employee that neither it
                      ------------
nor the Company is obligated to purchase shares of Common Stock at such time. If, in the case of a purchase pursuant to Sections 4.1(e), 3.11(a) or 3.11(b), the Parent gives such a notice, (A) each share of Common Stock the purchase of which by Parent would result in a Financing Default (the "Default Shares") shall be exchanged for a
                                    --------------
share of redeemable preferred stock, $.01 par value, of the Parent ("Gray
                                                                     ----
Preferred Stock"), having the following terms: (1) such shares of Gray Preferred
---------------
Stock shall have an aggregate liquidation preference equal to the Fair Market Value of the Default Shares as of the date of the original Liquidity Notice in respect of such Default Shares; (2) cash dividends with respect to the Gray Preferred Stock shall accrue at a rate of 10% per annum on the liquidation preference, provided that to the extent that the aggregate liquidation
            --------
preference in respect of all shares of Gray Preferred Stock outstanding would exceed $2,500,000, dividends shall accrue on all shares of Gray Preferred Stock having an aggregate liquidation preference in excess of such amount at a rate of 12% per annum, and in each case such dividends will be payable by the Parent annually, on each anniversary of the date of this Agreement, in an aggregate amount not to exceed $250,000 with respect to all shares of Gray Preferred Stock outstanding, provided that no Financing Default has occurred or would result from the payment of such dividend; (3) shares of Gray Preferred Stock may be exchanged at the option of the holder on a one-for-one basis for shares of Common Stock, but only if immediately upon such exchange such shares of Common Stock are to be transferred to a Third Party in a transfer made in accordance with the provisions of this Agreement (it being understood that the Parent shall retain the obligation to pay to the holder of Gray Preferred Stock any accrued and unpaid dividends thereon at the time of such exchange); (4) the Gray Preferred Stock shall not be transferable, except that a Gray Employee may transfer Gray Preferred Stock to his or her Immediate Family Member or any other member of his or her Family Group; and (5) the Gray Preferred Stock may not mature or be mandatorily redeemable until July 2, 2010; (B) until all shares of Gray Preferred Stock are purchased by the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) in accordance with this Section 3.12, Vestar will not receive any distributions or dividends in respect of its shares of Common Stock; and (C) unless all shares of Gray Preferred Stock (or shares of Common Stock issued in exchange therefor) have been sold in one or more separate transactions or the Gray Stockholders shall have otherwise sold all shares of Gray Preferred Stock (or shares of Common Stock issued in exchange therefor) eligible for sale during the twelve-month period in respect of which the Liquidity Notice was given, such shares of Gray Preferred Stock shall be purchased (a "Delayed Purchase") by the Parent (or, at the option of such Gray
              ----------------
Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) on the tenth Business Day after such date or dates that it is no longer permitted to defer purchasing such shares pursuant to the first sentence of this Section 3.12, and the Parent shall give the Gray Employees at least five business days' prior notice of any such purchase. The Parent shall issue shares of Gray Preferred Stock to a Gray Employee in the circumstances described above upon receipt by the Parent from such Gray Employee of certificates representing the shares to be exchanged (such shares to be deemed to be issued as of the date of the relevant Liquidity Notice). Upon the issuance of the Gray Preferred Stock, all shares received in exchange therefor shall be canceled. Any Delayed Purchase shall be made at the Fair Market Value as of the date of the original Liquidity Notice in respect of such purchase.
The Company and Parent agree to use all commercially reasonable efforts to cure any such Financing Default which is curable. It is understood that for purposes of the foregoing, any shares in respect of which a Liquidity Notice shall be given shall be treated on a "first-in, first-out" basis, with the first shares in respect of which a Liquidity Notice has been given having the right to be redeemed first and any related Gray Preferred Stock accruing dividends at a rate of 10% per annum, until all applicable limits shall be reached.

     SECTION 4. REGISTRATION RIGHTS

     4.1  Demand Registration.
          -------------------

     (a)  Common Stock Request.  Upon the written request (a "Common Stock
          --------------------                                ------------
Request") of (i) the LLC (or Vestar, in the event of the dissolution of the
--------
LLC), at any time after the Closing Date or (ii) a Gray Stockholder or its Permitted Transferees (in the event of the dissolution of the LLC) no earlier than twelve months following the consummation of a Public Offering (each of such Persons a "Requesting Common Stockholder"), that the Parent effect the
           -----------------------------
registration under the Securities Act of all or part of the shares of Common Stock owned or to be acquired upon conversion, exercise or exchange of Common Stock Equivalents by such Requesting Common Stockholder, the Parent will use its best efforts to effect the registration under the Securities Act of such shares, provided that in the case of a Gray Stockholder, either (x) such Requesting
--------
Common Stockholder shall have proposed to register together with all other shares of Common Stock proposed to be registered at such time by any other Requesting Common Stockholder at least 10% of the outstanding shares of Common Stock, or (y) such Requesting Common Stockholder shall have proposed to register, together with all of the shares of Common Stock proposed to be registered at such time by any other Requesting Common Stockholder, shares of Common Stock having an aggregate Fair Market Value of at least $50 million.

     (b)  Registration Statement Form.  Registrations under this Section 4.1
          ---------------------------
shall be on such appropriate registration form of the SEC (i) as shall be selected by the Parent and (ii) as shall permit the disposition of the Common Stock being registered in accordance with the intended method or methods of disposition specified in the request for such registration (other than a request for a shelf registration pursuant to Rule 415 under the Securities Act). The Parent agrees to include in any such registration statement all information which, in the opinion of counsel to the underwriters, the Requesting Common Stockholder and the Parent is required to be included.

     (c)  Effective Registration Statement.  A registration requested pursuant
          --------------------------------
to this Section 4.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, or (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Authority for any reason not attributable to the Requesting Common Stockholder or any of its Affiliates and has not thereafter become effective.

     (d)  Limitations on Registration on Request.  Subject to Section 4.1(e),
          --------------------------------------
in no event will (i) the Parent be required to effect more than one registration pursuant to Section 4.1(a) within any 360 day period, or (ii) the LLC (or, in the event of the dissolution of the LLC,

Vestar with respect to four registrations and the Gray Stockholders with respect to two registrations) be entitled to more than six registrations in the aggregate pursuant to Section 4.1(a), unless in the case of clause (ii) above, either (x) a registration so requested is not effected for a reason not attributable to the Requesting Common Stockholder or any of its Affiliates or
(y) the number of shares of Common Stock sought to be included by such Requesting Common Stockholder in such registration is reduced by more than 25% pursuant to the provisions of Section 4.2(b). In the event of the dissolution of the LLC, the "Demand Request" rights of the LLC contained in Section 9.3 of the LLC Agreement shall pass to the Gray Stockholders and Vestar in proportion to the number of Demand Requests that each such party had remaining pursuant to
Section 9.3(a)(iii) of the LLC Agreement.

     (e)   Additional Demand Registrations.  In the event that any of the Gray
           -------------------------------
Employees is terminated without "Cause" by the Company or the Parent or resigns for "Good Reason" from the Company and the Parent, as such terms are defined in their current respective employment contracts with the Company, then the LLC, for the benefit of such Gray Employee, together with all other such terminated or resigning Gray Employees, or such Gray Employee, together with all other such terminated or resigning Gray Employees, as the case may be, shall have the right, beginning six months following the consummation of a Public Offering, to four additional Demand Registrations (the "Additional Demand Registrations"),
                                           -------------------------------
which may be used no more often than once in any 12-month period following such termination or resignation, and in which 25% of the shares of Common Stock beneficially owned (including Allocated Shares of such Gray Employee held by the
LLC) by all such terminated or resigning Gray Employees (or held by a trust of which such Gray Employee is a beneficiary) on the date of their respective terminations or resignations, in the aggregate, shall have first priority alone (without sharing such priority with Vestar); provided, further, that the
                                             --------  -------
Additional Demand Registrations shall not be subject to the restrictions contained in Section 4.1(a) hereof, provided, further, that if a registration
                                    --------  -------
statement filed pursuant to an Additional Demand Registration is not effective within 90 days (the "90 Day Period") of the receipt by the Parent of such
                     -------------
Additional Demand Registration request, if the terminated or resigning Gray Employee so elects, the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) will purchase (a "Post Offering Purchase") the shares of Common
                               ----------------------
Stock being registered which would have had first priority alone at a purchase price equal to the product of (x) the total number of shares of Common Stock being registered that would have had first priority alone and (y) a price per share equal to the Fair Market Value as of the date of the Additional Demand Registration Request, provided, further, that during any 12-month period, the
                      --------  -------
Parent and the Company, in the aggregate, shall not be obligated to purchase from all such terminated or resigning Gray Employees, in the aggregate, a number of shares of Common Stock greater than 25% of the aggregate number of shares of Common Stock beneficially owned by all such terminated or resigning Gray Employees (or held by any trusts of which any such Gray Employees are a beneficiary) on the date of their respective terminations or resignations less all shares sold by the Gray Employees pursuant to Sections 3.10 and 3.11(a) and
(b) hereof and Sections 9.9 and 9.13(a) and (b) of the LLC Agreement during such 12-month period, provided, further, that if a registration statement to be filed
                 --------  -------
pursuant to an Additional Demand Registration is filed within 45 days of the Additional Demand Registration request, the 90 Day Period shall be extended by 45 days; provided, further, that the number of Additional
         --------  -------

Demand Registrations available to the Gray Employees pursuant to this Section 4.1(e) shall be reduced by the number of Additional Demand Registrations exercised by the Gray Employees pursuant to Section 9.3(a)(iii) of the LLC Agreement.

     (f)  Priority.  In the event of a Common Stock Request pursuant to Section
          --------
4.1(a), the Parent shall be permitted to include additional shares of Common Stock in such registration, provided that if the managing underwriter advises the Parent in good faith that in its opinion the number of shares of Common Stock or Common Stock Equivalents requested to be included in such registration exceeds the number which can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then, subject to Section 4.1(e), Parent shall include in such registration the maximum number of shares of Common Stock or Common Stock Equivalents that such underwriter advises can be so sold, allocated (x) first, among the shares of Common Stock or Common Stock Equivalents requested to be included in such registration by the Stockholders, pro rata, on the basis of the number of
                                  --- ----
shares of Common Stock or Common Stock Equivalents beneficially owned by each such Stockholder, (y) second, to any securities that Parent proposes to sell, and (z) third, among other securities, if any, requested and otherwise eligible to be included in such registration.

     4.2  Incidental Registration.
          -----------------------

     (a)  Right to Include Common Stock and Common Stock Equivalents.  If the
          ----------------------------------------------------------
Parent at any time proposes to register any shares of Common Stock (or Common Stock Equivalents) under the Securities Act (except registrations on such form(s) solely for registration of Common Stock or Common Stock Equivalents in connection with any employee plans, or dividend reinvestment plan or a business combination transaction, recapitalization or exchange offer), including registrations pursuant to Section 4.1(a), whether or not for sale for its own account, it will each such time as soon as practicable give written notice of its intention to do so to all the Stockholders and their Permitted Transferees. Upon the written request (which request shall specify the total number of shares of Common Stock or Common Stock Equivalents intended to be disposed of by such Stockholder or Permitted Transferee) of any Stockholder or Permitted Transferee made within 30 days after the receipt of any such notice (15 days if the Parent gives telephonic notice with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), the Parent will use all reasonable efforts to include in such registration all the shares of Common Stock held or to be acquired upon conversion, exercise or exchange of Common Stock Equivalents (or, if Common Stock Equivalents are proposed to be registered by the Parent, Common Stock Equivalents) by the Stockholders and their Permitted Transferees which the Parent has been so requested to register for sale in the manner initially proposed by the Parent; provided that the Parent shall not be obliged to register any Common Stock Equivalents which are not of the same class, series and form as the Common Stock Equivalents proposed to be registered by the Parent. If the Parent thereafter determines for any reason not to register or to delay registration of the Common Stock or Common Stock Equivalents (provided, however, that in the case of any registration pursuant to Section 4.1(a), such determination shall not violate any of the Parent's obligations under Section 4.1 or any other provision of this Agreement), the Parent may, at its election, give written notice of such determination to the Stockholders and their Permitted Transferees and (i) in the case of a determination not to register, shall be relieved of the obligation to register such Common Stock or Common Stock Equivalents in connection with such registration, without prejudice, however, to any right the requesting Stockholder may have to request that such registration be effected as a registration under Section 4.1(a) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Common Stock or Common Stock Equivalents of a Stockholder or Permitted Transferee for the same period as the delay in registration of such other securities. No registration effected under this Section 4.2(a) shall relieve the Parent of any obligation to effect a registration upon a Common Stock Request under Section 4.1(a).

     (b)  Priority in Incidental Registration.  If a registration pursuant to
          -----------------------------------
this Section 4.2 involves an underwritten offering, the Parent shall not be required to cause the registration of any shares of Common Stock or Common Stock Equivalents of any Stockholder (or its Permitted Transferees) unless such Stockholder (or Permitted Transferee) accepts the terms of the underwriting agreement, to the extent applicable to such Stockholder (or Permitted Transferee), and then only in such quantity as shall not, in the written opinion of the managing underwriter, exceed the maximum number of shares (or other securities) that can be marketed without materially and adversely affecting the offering, if any, by Parent or the stockholder of Parent, as the case may be. If the managing underwriter advises the Parent in good faith that in its opinion the number of shares of Common Stock or Common Stock Equivalents, as the case may be, exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such shares can be sold, then the Parent shall include in such registration the maximum number of shares of Common Stock or Common Stock Equivalents that such underwriter advises can be so sold, allocated as follows:

          (i) if such registration was initiated by Parent, (x) first, to the securities Parent proposes to sell, (y) second, among the shares of Common Stock or Common Stock Equivalents requested to be included in such registration by the LLC, or by Vestar and the Gray Stockholders or Permitted Transferees, as the case may be, pro rata, on the basis of the
                                                --- ----
     number of shares of Common Stock or Common Stock Equivalents beneficially owned by such Stockholder(s), as the case may be, and (z) third, among other securities, if any, requested and otherwise eligible to be included in such registration; and

          (ii) if such registration was initiated by the LLC at the request of any Requesting Common Stockholder pursuant to Section 4.1(a), (x) first, among the shares of Common Stock or Common Stock Equivalents requested to be included in such registration by the LLC, or by Vestar and the Gray Stockholders, as the case may be, pro rata, on the basis of the number of
                                       --- ----
     shares of Common Stock or Common Stock Equivalents beneficially owned by such Stockholder(s), as the case may be, (y) second, to any shares of Common Stock or Common Stock Equivalents the Parent proposes to sell, and
     (z) third, among other securities, if any, requested and otherwise eligible to be included in such registration.

     (c)  Custody Agreement and Power of Attorney.  Upon delivering a request
          ---------------------------------------
under this Section 4.2, a Stockholder (excluding the LLC, but including any other Permitted Transferee of any thereof) or Permitted Transferee will, if requested by the Parent, execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Parent with respect to such Stockholder's or Permitted Transferee's shares of Common Stock or Common Stock Equivalents to be registered pursuant to this Section 4.2 (a "Custody Agreement
                                                              -----------------
and Power of Attorney"). The Custody Agreement and Power of Attorney will
----------------------
provide, among other things, that the Stockholder or Permitted Transferee will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Common Stock or Common Stock Equivalents (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as such Stockholder's or Permitted Transferee's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such Stockholder's or Permitted Transferee's behalf with respect to the matters specified therein. Such Stockholder or Permitted Transferee also agrees to execute such other agreements as the Parent may reasonably request to further evidence the provisions of this Section 4.2.

     4.3  Registration Procedures.  In connection with the Parent's obligations
          -----------------------
pursuant to Sections 4.1 and 4.2 hereof, the Parent will use all reasonable efforts to effect such registration and the Parent will promptly:

     (a) prepare and file with the SEC as soon as practicable after request for registration hereunder the requisite registration statement to effect such registration and use all reasonable efforts to cause such registration statement to become effective and to remain continuously effective until the earlier to occur of (x) 180 days following the date on which such registration statement is declared effective or (y) the termination of the offering being made thereunder;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all shares of Common Stock and Common Stock Equivalents, as the case may be, covered by such registration statement until such Common Stock and Common Stock Equivalents, as the case may be, has been sold or such lesser period of time as the Parent, any seller of such Common Stock and Common Stock Equivalents, as the case may be, or any underwriter is required under the Securities Act to deliver a prospectus in accordance with the intended methods of disposition by the sellers of such Common Stock and Common Stock Equivalents, as the case may be, set forth in such registration statement or supplement to such prospectus;

     (c) furnish to each Stockholder and Permitted Transferee which owns shares of Common Stock or Common Stock Equivalents, as the case may be, covered by such registration statement (the "Selling Stockholders") and the managing
                             --------------------
underwriter, if any, at least one executed original of the registration statement and such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act as may reasonably be requested by such Selling Stockholder;

     (d) use all reasonable efforts (i) to register or qualify all shares of Common Stock or Common Stock Equivalents, as the case may be, covered by such registration statement under the securities or "blue sky" laws of such jurisdictions where an exemption is not available as the Selling Stockholders shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action which may be reasonably necessary or advisable to enable the Selling Stockholders to consummate the disposition in such jurisdictions of such Common Stock and Common Stock Equivalents, as the case may be, provided
                                                                    --------
that the Parent will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject itself to taxation in any such jurisdiction or take any action which would subject it to general service of process in any such jurisdiction;

     (e) notify the Selling Stockholders and the managing underwriter, if any, promptly, and confirm such advice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Parent of any notification with respect to the suspension of the qualification of any of the registered securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or information becoming known which requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vi) of the Parent's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

     (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the registered securities for sale in any jurisdiction, at the earliest possible moment;

     (g) upon the occurrence of any event contemplated by clause (e)(v) above, prepare a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the securities being sold thereunder, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

     (h) use its best efforts to furnish to the Selling Stockholders a signed counterpart, addressed to the Selling Stockholders and the underwriters, if any, of (A) an opinion of counsel for the Parent, and (B) a "comfort" letter, signed by the independent public accountants who have certified the Parent's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the accountant's letter, such other financial matters, and in the case of the legal opinion, such other legal matters, as the Selling Stockholders or the underwriters may reasonably request;

     (i) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to the Selling Stockholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder no later than 90 days after the end of any 12-month period beginning after the effective date of a registration statement pursuant to which shares of Common Stock and Common Stock Equivalents, as the case may be, are sold, which statement shall cover such 12-month period;

     (j) cooperate with the Selling Stockholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing shares of Common Stock and Common Stock Equivalents, as the case may be, to be sold; and enable such shares of Common Stock and Common Stock Equivalents, as the case may be, to be in such denominations and registered in such names as the Selling Stockholders or the managing underwriters, if any, may request at least two Business Days prior to any sale of shares of Common Stock or Common Stock Equivalents, as the case may be, to the underwriters;

     (k) use its best efforts to cause the shares of Common Stock and Common Stock Equivalents, as the case may be, covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Selling Stockholder(s) or the underwriters, if any, to consummate the disposition of such shares of Common Stock and Common Stock Equivalents, as the case may be;

     (l) cause all shares or units of Common Stock or Common Stock Equivalents, as the case may be, covered by the registration statement to be listed on each securities exchange, if any, on which securities of such class, series and form issued by the Parent, if any, are then listed if requested by the managing underwriters, if any, or the holders of a majority of the shares or units of Common Stock or Common Stock Equivalents, as the case may be, covered by the registration statement and entitled hereunder to be so listed;

     (m) cooperate and assist in any filings required to be made with the New York Stock Exchange, Inc. or the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the
NASD); and

     (n) as soon as practicable prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after initial filing of the registration statement), provide copies of such document to counsel to the Selling Stockholders and to the managing underwriters, if any, and make the Parent's representatives available for discussion of such document and consider in good faith making such changes in such document prior to the filing thereof as counsel for such Selling Stockholders or underwriters may reasonably request.

     The Parent may require each Selling Stockholder to furnish to the Parent such information regarding such Selling Stockholder and the distribution of such securities by such Selling Stockholder as the Parent may from time to time reasonably request in writing in order to comply with the Securities Act.

     The Selling Stockholders severally agree that, upon receipt of any notice from the Parent of the happening of any event of the kind described in Section 4.3(e)(ii), (iii), (iv), (v) or (vi) hereof, they will forthwith discontinue disposition pursuant to such registration statement of any shares of Common Stock or Common Stock Equivalents, as the case may be, covered by such registration statement or prospectus until their receipt of the copies of the supplemented or amended prospectus relating to such registration statement or prospectus or until they are advised in writing by the Parent that the use of the applicable prospectus may be resumed (and the period of such discontinuance shall be excluded from the calculation of the period specified in clause (x) of
Section 4.3(a)) and, if so directed by the Parent, will deliver to the Parent (at the Parent's expense, except as otherwise provided in Section 4.1(c)) all copies, other than permanent file copies then in their possession, of the prospectus covering such securities in effect at the time of receipt of such notice. The Selling Stockholders agree to furnish the Parent a signed counterpart, addressed to the Parent and the underwriters, if any, of an opinion of counsel for the Selling Stockholders covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of the Selling Stockholders' counsel delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions are customarily dated) and such other legal matters as the Parent or the underwriters may reasonably request.

     4.4  Underwritten Offerings.
          ----------------------

     (a)  Demand Underwritten Offerings.  In any underwritten offering pursuant
          -----------------------------
to a registration requested under Section 4.1, the Parent will use its best efforts to enter into an underwriting agreement for such offering with the underwriters selected by the Parent, such underwriter or underwriters to be nationally recognized and reasonably acceptable to the Requesting Common Stockholders and such agreement to be reasonably satisfactory in form and substance to the Parent, the Requesting Common Stockholder and the underwriters and to contain such representations and warranties by the Parent and such other terms as are generally prevailing in agreements of that type. The Selling Stockholders who hold shares of Common

Stock to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Parent to and for the benefit of such underwriters shall also be made to and for the benefit of them and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to their obligations. The Parent may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Selling Stockholders to and for the benefit of such underwriters shall also be made to and for the benefit of the Parent with due regard to the amount of securities being sold by such Selling Stockholder and the nature of such representations, warranties and agreements and the underwriting.

     (b)  Incidental Underwritten Offerings.  If the Parent at any time proposes
          ---------------------------------
to register any shares of its Common Stock or Common Stock Equivalents, as the case may be, under the Securities Act as contemplated by Section 4.2 and such Securities are to be distributed by or through one or more underwriters, the Parent and the Selling Stockholders who hold shares of Common Stock or Common Stock Equivalents, as the case may be, to be distributed by such underwriters in accordance with Section 4.2 hereof shall be parties to the underwriting agreement between the Parent and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Parent to and for the benefit of such underwriters shall also be made to and for the benefit of them and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to their obligations. The Parent may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Selling Stockholders to and for the benefit of such underwriters shall also be made to and for the benefit of the Parent with due regard to the amount of Securities being sold by such Selling Stockholder and the nature of such representations, warranties and agreements and the underwriting.

     4.5  Preparation; Reasonable Investigation.  In connection with the
          -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Parent will give the Selling Stockholders, the underwriters and their respective counsels and accountants a reasonable opportunity (but such Persons shall not have the obligation) to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and, to the extent practicable, each amendment thereof or supplement thereto, and, subject to the execution and delivery of a customary confidentiality agreement, will give each of them such access to its books and records and such opportunities to discuss the business of the Parent with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

     4.6  Limitations, Conditions and Qualifications to Obligations under
          ---------------------------------------------------------------
Registration Covenants.  The obligations of the Parent to use its reasonable
----------------------
efforts to cause shares of Common Stock and Common Stock Equivalents, as the case may be, to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications:

     (a) The Parent shall be entitled to postpone for a reasonable period of time the filing or effectiveness of, or suspend the rights of Selling Stockholders to make sales pursuant to, any registration statement otherwise required to be prepared, filed and made and kept effective by it hereunder (but the duration of such postponement or suspension may not exceed the earlier to occur of (w) 30 days after the cessation of the circumstances described in clauses (i) and (ii) below or (x) 180 days after the date of the determination of the Board of Directors referred to below, and the duration of such postponement or suspension shall be excluded from the calculation of the period specified in clause (x) of Section 4.3(a)) if the Board of Directors of the Parent determines in good faith that (i) there is a material undisclosed development in the business or affairs of the Parent (including any pending or proposed financing, recapitalization, acquisition or disposition), the disclosure of which at such time could be adverse to the Parent's interests or
(ii) the Parent has filed a registration statement with the SEC, such registration statement has not yet been declared effective, the Parent is using its reasonable best efforts to have such registration statement declared effective, and the underwriters with respect to such registration advise that such registration would be adversely affected. If the Parent shall so delay the filing of a registration statement, it shall, as promptly as possible, notify the Selling Stockholders of such determination, and the Selling Stockholders shall have the right (y) in the case of a postponement of the filing or effectiveness of a registration statement, to withdraw the request for registration by giving written notice to the Parent within 10 Business Days after receipt of the Parent's notice or (z) in the case of a suspension of the right to make sales, to receive an extension of the registration period equal to the number of days of the suspension;

     (b) The Parent shall not be required hereby to include shares of Common Stock or Common Stock Equivalents, as the case may be, in a registration statement if, in the written opinion of outside counsel to the Parent of recognized standing in securities law matters, the beneficial owners of such Common Stock or Common Stock Equivalents, as the case may be, seeking registration would be free to sell all of such shares of Common Stock or Common Stock Equivalents, as the case may be, within the current calendar quarter without registration under Rule 144 under the Securities Act;

     (c) The Parent's obligations shall be subject to the obligations of the Selling Stockholders, which the Selling Stockholders acknowledge, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Parent to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such registration statement; and

     (d) The Parent shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant hereto unless such audit is requested by the underwriters with respect to such registration.

     4.7  Expenses.  Except as otherwise provided in Section 4.1(c), the
          --------
Parent will pay all reasonable out-of-pocket costs and expenses incurred in connection with each registration of Common Stock or Common Stock Equivalents, as the case may be, pursuant to this Agreement, including, without limitation, the reasonable fees and disbursements of a single firm of outside counsel retained on behalf of all Selling Stockholders by Selling Stockholders which beneficially own a majority of the total number of shares or units of Common Stock or Common Stock Equivalents, as the case may be, being registered by Selling Stockholders (the "Majority Selling Stockholders"), and any and all filing fees payable to
      -----------------------------
the SEC, fees with respect to filings required to be made with stock exchanges, the NASDAQ and the NASD, fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of a single firm of outside counsel for the underwriters or the Selling Stockholders in connection with blue sky qualifications of the Common Stock or Common Stock Equivalents, as the case may be, being registered and determination of its eligibility for investment under the laws of such jurisdictions as the Selling Stockholders may designate), printing expenses, fees and disbursements of counsel and accountants of the Parent, including costs associated with comfort letters, and fees and expenses of other Persons retained by the Parent, but excluding underwriters' expenses (including discounts, commissions or fees of underwriters and expenses included therein, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the securities being registered or legal expenses of any Person other than the Parent and the Selling Stockholders) but including the fees and expenses of any qualified independent underwriter required to participate in such registration pursuant to applicable law or the requirements of the NASD. The Parent shall, in any event in all cases, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of securities law liability insurance and rating agency fees, if any.

     4.8  Indemnification.
          ---------------

     (a)  Indemnification by the Parent.  In connection with any registration
          -----------------------------
pursuant hereto in which shares of Common Stock or Common Stock Equivalents, as the case may be, are to be disposed of, the Parent shall indemnify and hold harmless, to the full extent permitted by law, each holder of such Common Stock or Common Stock Equivalents, as the case may be, to be disposed of and, when applicable, its officers, directors, agents and employees and each Person who controls such holder (within the meaning of the Securities Act or the Exchange
Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, including, without limitation, any loss, claim, damage, liability or expense resulting from the failure to keep a prospectus current, except insofar as the same (i) are caused by or contained in any information relating to such holder furnished in writing to the Parent by such holder expressly for use therein or (ii) are caused by such holder's failure to deliver a copy of the current prospectus simultaneously with or prior to such sale after the Parent has furnished such holder with a sufficient number of copies of such prospectus correcting such material misstatement or omission or (iii) arise in respect of any offers to sell or sales made during any period when a holder is required to discontinue sales under Section 4.3(e) (and after such holder has received the notice contemplated by Section 4.3(e)). The Parent shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of such Common Stock or Common Stock Equivalents, as the case may be, to be disposed of, and shall enter into an indemnification agreement with such Persons containing such terms, if requested.

     (b)  Indemnification by Stockholders.  In connection with each registration
          -------------------------------
statement effected pursuant hereto in which shares of Common Stock or Common Stock Equivalents, as the case may be, are to be disposed of, each Selling Stockholder shall, severally but not jointly, indemnify and hold harmless, to the full extent permitted by law, the Parent, each other Selling Stockholder and their respective directors, officers, agents and employees and each Person who controls the Parent and each other Selling Stockholder (within the meaning of the Securities Act or the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in such registration statement or prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission relates to such Selling Stockholder and is contained in any information furnished in writing by such Selling Stockholder or any of its Affiliates to the Parent expressly for inclusion in such registration statement or prospectus. In no event shall the liability of any Selling Stockholder hereunder be greater in amount than the dollar amount of the proceeds actually received by such Selling Stockholder upon the sale of the securities giving rise to such indemnification obligation.

     (c)  Conduct of Indemnification Proceedings.  Any Person entitled to
          --------------------------------------
indemnification hereunder shall give prompt notice to the indemnifying party of any claim with respect to which it shall seek indemnification and shall permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any
                                                  --------  -------
Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party shall have agreed to pay such fees or expenses, or (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (iii) in the opinion of outside counsel to such Person, there may be one or more legal defenses available to such Person that are different from or in addition to those available to the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). No indemnified party shall be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a written release in form and substance reasonably satisfactory to such indemnified party from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one firm of counsel (and, if necessary, local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the written opinion of outside counsel to an indemnified party, a conflict of interest as to the subject matter exists between such indemnified party and another indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel for such indemnified party.

     (d)  Contribution.  If for any reason the indemnification provided for
          ------------
herein is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated hereby, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that in no event shall the liability of any Selling Stockholder for such contribution and indemnification exceed, in the aggregate, the dollar amount of the proceeds received by such Selling Stockholder upon the sale of securities giving rise to such indemnification and contribution obligation.

     4.9  Participation in Underwritten Registrations.  No Stockholder or
          -------------------------------------------
Permitted Transferee may participate in any underwritten registration hereunder unless such Stockholder or Permitted Transferee (a) agrees to sell its shares of Common Stock or Common Stock Equivalents, as the case may be, on the basis provided in and in compliance with any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Regulation M under the Exchange Act and (b) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that all such
                                                   --------
documents shall be consistent with the provisions hereof.

     4.10 Rule 144.  The Parent hereby covenants that after it has filed (and
          --------
such registration statement has become effective) a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of Common Stock, the Parent will file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Parent is not required to file such reports, it will, upon the request of any Stockholder or Permitted Transferee, make publicly available other information so long as necessary to permit sales by such Stockholder or Permitted Transferee under Rule 144 under the Securities Act) and will take such further action as any Stockholder or Permitted Transferee may reasonably request to the extent required from time to time to enable such Stockholder or Permitted Transferee to sell shares of Common Stock pursuant to Rule 144 under the Securities Act.

     4.11 Holdback Agreements.
          -------------------

     (a) Each Stockholder and Permitted Transferee agrees that, if any shares of Common Stock or Common Stock Equivalents, as the case may be, are included in a registration statement filed by the Parent in connection with an underwritten public offering, it shall not, without the prior written consent of the Parent, effect any public sale or distribution of shares of Common Stock or Common Stock Equivalents, as the case may be, during the 30 days prior to or the 180 day period beginning on the effective date of such registration statement (except as part of such registration) if and to the extent reasonably requested in writing (with reasonable prior notice) by the managing underwriter of the underwritten public offering.

     (b) The Parent agrees not to effect any primary public sale or distribution of any Common Stock or Common Stock Equivalents, as the case may be, during the 10 days prior to and the 180 day period beginning on the effective date of any registration statement in which any Stockholder or Permitted Transferee is participating in connection with an underwritten public offering of Common Stock or Common Stock Equivalents, as the case may be, if and to the extent reasonably requested in writing (with reasonable prior notice) by the managing underwriter of the underwritten public offering.

     SECTION 5. MISCELLANEOUS

     5.1  Additional Securities Subject to Agreement.  Each Stockholder agrees
          ------------------------------------------
that any other Securities which it shall hereafter acquire by means of a stock split, stock dividend, distribution or other similar event (other than pursuant to a Public Offering) shall be subject to the provisions of this Agreement to the same extent as if held as Securities on the date hereof, and in the event of any such stock split, combination, reclassification, reorganization or other similar event, where appropriate, the numbers and percentages in this Agreement shall be adjusted accordingly to replicate the intention of the parties on the date hereof.

     5.2  Effectiveness of Agreement.  This Agreement shall be and become
          --------------------------
effective as of the Effective Time of the Acquisition Merger (as defined in the Merger Agreement).

     5.3  Termination.  This Agreement (other than the provisions of Section 4)
          -----------
shall terminate, and thereby become null and void (A) when the LLC, the Gray Stockholders (and their Permitted Transferees) and Vestar (and its Affiliates) do not own in the aggregate at least 10% of the Common Stock outstanding on a fully diluted basis or (B) as to any particular Securities, on the date on which they are sold in a Public Offering or are sold pursuant to Rule 144 under the Securities Act.

     5.4  Injunctive Relief.  The Stockholders, their Permitted Transferees, the
          -----------------
Parent and the Company acknowledge and agree that a violation of any of the terms of this Agreement will cause the Stockholders and Permitted Transferees irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that each Stockholder and Permitted Transferee shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

     5.5  Other Stockholders' Agreements.  None of the Stockholders shall enter
          ------------------------------
into any stockholder agreement or other arrangement of any kind with any Person with respect to Securities which is inconsistent with the provisions of this Agreement or which may impair its ability to comply with this Agreement.

     5.6  Amendments.  This Agreement may be amended only by a written
          ----------
instrument signed (a) by the LLC, as long as it owns Securities, (b) by the holders of a majority of the Common Stock and Preferred Stock beneficially owned by the Gray Stockholders or their Permitted Transferees and (c) by Stockholders which own on a fully diluted basis Securities representing at least a majority of the voting power represented by all Securities outstanding on a fully diluted basis and owned by all Stockholders (other than the LLC); provided, however, that any amendment which adversely affects the Parent or imposes an additional obligation thereon must be approved in writing by the Parent.

     5.7  Successors, Assigns and Transferees.  The provisions of this Agreement
          -----------------------------------
shall be binding upon and shall inure to the benefit of the parties hereto and their Permitted Transferees and their respective successors and assigns.

     5.8  Notices.  All notices, requests and demands to or upon the respective
          -------
parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or two business days after being delivered to a recognized courier (whose stated terms of delivery are two business days or less to the destination of such notice), or five days after being deposited in the mail or, in the case of telecopy notice, when received, addressed as follows to the parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:


                         if to the Parent or the Company:

                              St. John Knits International, Incorporated
                              17422 Derian Avenue
                              Irvine, California  92614
                              Attention:  Robert E. Gray
                              Facsimile:  (949) 261-9585

                         with a copy to:

                              O'Melveny & Myers LLP
                              610 Newport Center Drive
                              Newport Beach, California  92660-6429
                              Attention:  David Krinsky, Esq.
                              Facsimile:  (949) 823-6994
                         if to Vestar or the LLC:

                              c/o Vestar Capital Partners III, L.P.
                              1225 17th Street, Suite 1660
                              Denver, Colorado  80202
                              Attention:  James P. Kelley
                              Facsimile:  (303) 292-6639

                         with a copy to:

                              Simpson Thacher & Bartlett
                              425 Lexington Avenue
                              New York, NY  10017
                              Attention: Philip T. Ruegger III, Esq.
                              Facsimile:  (212) 455-2502

                         if to the Gray Stockholders:

                              St. John Knits International, Incorporated
                              17422 Derian Avenue
                              Irvine, California  92614
                              Attention:  Robert E. Gray
                              Facsimile:  (949) 261-9585

                         with a copy to:

                              Hewitt & McGuire, LLP
                              19900 MacArthur Blvd.
                              Suite 1050
                              Irvine, California  92612
                              Attention:  Paul A. Rowe, Esq.
                              Facsimile:  (949) 798-0511

     5.9  Integration.  This Agreement and the LLC Agreement and the documents
          -----------
referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no restrictions, promises, agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof and thereof other than those expressly set forth herein and therein. Subject to the proviso of Section 5.6, this Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     5.10 Severability.  If one or more of the provisions, paragraphs, words,
          ------------
clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     5.11 Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     5.12 Governing Law, etc.  This Agreement shall be governed by and construed
          -------------------
and enforced in accordance with the laws of the State of Delaware.

     5.13 Management Stockholders.  The Management Stockholders will become
          -----------------------
parties to a Management Stockholders' Agreement which may have similar terms and conditions to this Agreement.

     5.14 Gray Representative.  Each of the Gray Stockholders hereby designates
          -------------------
and appoints (and each Permitted Transferee of each such Gray Stockholder shall be deemed to have so designated and appointed) Robert E. Gray, with full power of substitution (the "Gray Representative") the representative of each such
                      -------------------
Person to perform all such acts as are required, authorized or contemplated by this Agreement to be performed by any such Person and hereby acknowledges that the Gray Representative shall be the only Person authorized to take any action so required, authorized or contemplated by this Agreement by each such Person. Each such Person further acknowledges that the foregoing appointment and designation shall be deemed to be coupled with an interest and shall survive the death or incapacity of such Person, except that the foregoing shall not apply to the rights of any Gray Employee pursuant to Section 3.11(a), 3.11(b) and 4.1(e). Each such Person hereby authorizes (and each Permitted Transferee shall be deemed to have authorized) the other parties hereto to disregard any notice or other action taken by such Person pursuant to this Agreement on any action so taken or any notice given by the Gray Representative and are and will be entitled and authorized to give notices only to the Gray Representative for any notice contemplated by this Agreement to be given to any such Person. A successor to the Gray Representative may be chosen by a majority of the Gray Employees, provided that written notice thereof is given by the successor Gray
           --------
Representative to Vestar, Parent and the Company. Whenever any action or consent (but not any forbearance) is required to be taken or given by the Gray Stockholders, the action or consent of the Gray Representative shall be considered the act or consent of all the Gray Stockholders, and each of Vestar, Parent and the Company shall be protected in relying on such act or consent.

     5.15 Covenant Not to Compete; Confidential Information.    The following
          -------------------------------------------------
covenant shall apply to each of the Gray Employees, individually, and each of them hereby agrees, with respect to himself or herself, to the following:

     (i) In consideration of the Parent and Vestar entering into this Agreement with the Gray Stockholders, each of the Gray Employees hereby agrees, effective as of the Effective Time of the Acquisition Merger, for so long as he or she is employed by the Company, Parent or one of their respective subsidiaries (the

          "Restricted Group") and for a period of five years (the "Noncompete
           -----------------                                       ----------
          Period") after he or she has ceased to be employed by the Restricted
          -------
          Group, that (i) he or she shall not, directly or indirectly, engage in the design, manufacturing, production, marketing, sale or distribution of any women's clothing or accessories anywhere in the world in which the Restricted Group is doing business (the "Competing Business"),
                                                       ------------------
          other than through his or her employment with the Restricted Group; provided, however, that in the event Kelly Gray is terminated without
          --------  -------
          "Cause" by the Parent or the Company or resigns for "Good Reason" from the Parent and the Company, as such terms are defined in her current employment contract, the term of such Noncompete Period with respect to her shall be three years; provided, further, that she shall not be
                                       --------  -------
          precluded from being employed by Saks Fifth Avenue, Neiman Marcus or a similar broad-based specialty store or from working at an advertising agency, provided that she is not otherwise in violation of this
          Section 5.15 and is not engaging in activities in such employment that are directly competitive with or otherwise would reasonably be expected to be injurious or adverse to the business of the Company. For purposes of this Agreement, the phrase "directly or indirectly engage in" shall include any direct or indirect ownership or profit participation interest in such enterprise, whether as an owner, stockholder, partner, director, joint venturer or otherwise, and shall include any direct or indirect participation in such enterprise as an executive, designer, consultant, licensor of technology or otherwise; provided that the Gray Employees shall be permitted to be passive
          --------
          equity investors in an amount not to exceed 5% (in the aggregate among all of the Gray Employees) of the voting power or 5% (in the aggregate among all of the Gray Employees) of the equity in any company engaged in a Competing Business, provided he or she is not otherwise in
                                   --------
          violation of this covenant. Notwithstanding the foregoing, Robert E. Gray shall be permitted to remain a "passive equity investor" in "Patrick Robinson", so long as he remains inactive in the management of that business and his investment in "Patrick Robinson" does not increase beyond its level as of the date hereof.

     (ii) Each of the Gray Employees agrees that he or she will not, without the prior written consent of the Parent, directly or indirectly, use or grant a third party their consent to use or a license to use or any other right to use, the names "Marie Gray", "St. John" or "St. John by Marie Gray" (collectively, the "Company Names") or any combination,
                                          -------------
          derivative, variation or element thereof, in any Competing Business or in any other manner which use would be reasonably likely to infringe, dilute or endanger the validity or value of, any trademarks or trade names of the Restricted Group. The Parent agrees not to unreasonably withhold its consent with respect to any uses of the Company Names by Bob Gray, Marie Gray or Kelly Gray for non-commercial projects.

    (iii) Each of the Gray Employees agrees not to disclose or use at any time any Confidential Information (as defined below) of which he or she is or becomes aware, whether or not such information is developed by any one of them, except to the extent that such disclosure or use is directly related to and required by his or her performance of duties, if any, assigned to him or her by the Restricted Group. As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Restricted Group in connection with its business, including but not limited to (i) products or services, (ii) fees, costs and pricing structures, (iii) designs, (iv) computer software, including operating systems, applications and program listings, (v) flow charts, manuals and documentation, (vi) data bases, (vii) accounting and business methods, (viii) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (ix) customers and clients and customer or client lists, (x) other copyrightable or trademarked works, (xi) all technology and trade secrets, (xii) strategic business plans and (xiii) all similar and related information in whatever form. Confidential Information will not include any information that is generally available to the public prior to the date any of the Gray Employees proposes to disclose or use such information. Each of the Gray Employees acknowledges and agrees that all copyrights, works, inventions, innovations, improvements, developments, patents, trademarks and all similar or related information which relates to the actual or anticipated business of the Restricted Group (including its predecessors) and conceived, developed or made by any of the Gray Employees while employed by the Restricted Group belong to the Restricted Group. Each of the Gray Employees agrees to perform all actions reasonably requested by the Restricted Group (whether during or after the Noncompete Period) to establish and confirm such ownership at the Restricted Group's expense (including without limitation assignments, consents, powers of attorney and other instruments).

     (iv) Notwithstanding clauses (i), (ii) and (iii) above, if at any time a court holds that the restrictions stated in any of such clauses (i),
          (ii), (iii) or clause (b) below are unreasonable or otherwise unenforceable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographic area determined to be reasonable under such circumstances by such court will be substituted for the stated period, scope or area. Because the Gray Employees' services are unique and because the Gray Employees have had access to Confidential Information, the parties hereto agree that money damages will be an inadequate remedy for any breach of this Agreement. In the event of a breach or threatened breach of this Agreement, each of the Gray Employees agrees that the Restricted Group or their successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce, or prevent any violations of, the provisions hereof (without the posting of a bond or other security).

     (b) Marie Gray hereby assigns to the Restricted Group, in connection with the Restricted Group's current and future business and the advertising thereof, in all forms of media: (A) the exclusive right to use the Company Names in connection with any Competing Business; (B) all of Marie Gray's rights of privacy, publicity and similar rights necessary or desirable for the Restricted Group to conduct and advertise its current and future business; provided that the Restricted Group may not use the Company Names in any manner that would tarnish or disparage Marie Gray's name or reputation; and (C) all rights to sue at law or in equity for any infringement or other impairment of the foregoing, including the right to receive all proceeds and damages therefrom; Marie Gray agrees to take all actions and execute all documents reasonably requested by the Restricted Group to accomplish the foregoing.

     (c)  This Section 5.15 shall survive the termination of this Agreement.

     5.16 Applicability of Provisions.  So long as the LLC Agreement is in
          ---------------------------
effect and binding upon Vestar and the Gray Stockholders in their capacity as members of the LLC, Vestar and the Gray Stockholders shall not be entitled to exercise any rights hereunder with respect to their Allocated Shares of Common Stock and all such rights shall be exercised through the LLC Agreement; except for their rights pursuant to Sections 3.11 and 3.12 and Section 4 (in each case to the extent permitted by the LLC Agreement).

     5.17 Submission to Jurisdiction; Waiver of Jury Trial.  Each of the
          ------------------------------------------------
parties hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, to the non-exclusive general jurisdiction of the Courts of the State of New York in New York County, the Courts of the United States of America for the Southern District of New York and the Central District of California, the Courts in the State of California in the County of Orange and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in Schedule 1 or at such other address of which the other party shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in paragraph (i) hereof is not available despite the intentions of the parties hereto; and

          (e) waives trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Agreement or any other instrument or document delivered pursuant hereto, or any other claim or dispute howsoever arising, to which the parties are party. This waiver is informed and freely made.

     IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.


                                   ST. JOHN KNITS INTERNATIONAL,
                                   INCORPORATED


                                   By: /s/ Roger Ruppert
                                      -----------------------------------------
                                      Name:  Roger Ruppert
                                      Title: Senior Vice President -
                                               Finance, Chief Financial Officer

                                   ST. JOHN KNITS, INC.


                                   By: /s/ Roger Ruppert
                                      -----------------------------------------
                                      Name:  Roger Ruppert
                                      Title: Senior Vice President - Finance,
                                               Chief Financial Officer

                                   VESTAR/GRAY INVESTORS LLC

                                   By:  Vestar/SJK Investors LLC,
                                        its Managing Member

                                        By:  Vestar Capital Partners III, L.P.,
                                             its Managing Member

                                        By:  Vestar Associates III, L.P.,
                                             its General Partner

                                        By:  Vestar Associates Corporation III,
                                             its General Partner


                                        By: /s/ Sander Levy
                                           -----------------------------------
                                           Name:  Sander Levy
                                           Title: Managing Director


                                   VESTAR/SJK INVESTORS LLC

                                   By:  Vestar Capital Partners III, L.P.,
                                        its Managing Member

                                        By:  Vestar Associates III, L.P.,
                                             its General Partner

                                        By:  Vestar Associates Corporation III,
                                             its General Partner


                                   By: /s/ Sander Levy
                                      ----------------------------------------
                                      Name:  Sander Levy
                                      Title: Managing Director

                                   /s/ Bob Gray
                                   -------------------------------------------
                                   BOB GRAY


                                   /s/ Marie Gray
                                   -------------------------------------------
                                   MARIE GRAY


                                   /s/ Kelly A. Gray
                                   -------------------------------------------
                                   KELLY A. GRAY


                                   GRAY FAMILY TRUST


                                   By: /s/ Bob Gray
                                      ----------------------------------------
                                      Name:  Bob Gray


                                   By: /s/ Marie Gray
                                      ----------------------------------------
                                      Name:  Marie Gray


                                   KELLY ANN GRAY TRUST


                                   By: /s/ Bob Gray
                                      ----------------------------------------
                                      Name: Bob Gray


                                   By: /s/ Marie Gray
                                      ----------------------------------------
                                      Name: Marie Gray